SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 8, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


               0-28074                                  04-3130648
      (Commission File Number)              (I.R.S. Employer Identification No.)


           25 First Street
            Cambridge, MA                                 02141
(Address of Principal Executive Offices)               (Zip Code)



                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)



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Item 1.01     Entry into a Material Definitive Agreement.

On November 8, 2007, Sapient Corporation (the "Company") and Jerry A. Greenberg, formerly the Company's Chief Executive Officer and Co-Chairman of the Board, entered into an Amended and Restated Consulting Agreement (the "Agreement") pursuant to which Mr. Greenberg will continue to provide strategic planning, market positioning and other consulting services to the Company as requested and directed by the Company's Chief Executive Officer. As compensation for these services, Mr. Greenberg will be paid an annual consulting fee of $200,000 (the "Annual Retainer"), payable in equal monthly installments.

The Agreement supersedes the Consulting Agreement entered into between the Company and Mr. Greenberg on October 19, 2006 and, unless otherwise terminated by either party, the Agreement will terminate on November 8, 2009. Either party may terminate the Agreement upon thirty (30) days' prior written notice to the other party. In the event the Agreement is terminated prior to November 8, 2009, the Annual Retainer will be paid pro rata through the termination date.

A copy of the Agreement is filed as an exhibit to this Form 8-K and is incorporated into this Item 1.01 by this reference.


Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits


Exhibit No.   Description
-----------   ------------------------------------------------------------------
99.1          Amended and Restated Consulting Agreement dated as of November 8,
              2007 between Sapient Corporation and Jerry A. Greenberg




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 13, 2007                    SAPIENT CORPORATION
                                               (Registrant)


                                           By:  /s/ Kyle A. Bettigole
                                              ----------------------------------
                                              Kyle A. Bettigole
                                              Assistant Secretary

                                  EXHIBIT INDEX



Exhibit No.   Description
-----------   ------------------------------------------------------------------
99.1          Amended and Restated Consulting Agreement dated as of November 8,
              2007 between Sapient Corporation and Jerry A. Greenberg